SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 2, 1994



                         Joslyn Corporation
         (Exact name of registrant as specified in charter)



    Illinois                  0-1252                36-3560095
(State or other          (Commission File        (IRS Employer
jurisdiction of              Number)             Identification
incorporation)                                        No.)



  30 South Wacker Drive, Chicago, Illinois                60606
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (312) 454-2900



                       Not applicable
  (Former name or former address, if changed since last report)








                            Page 1 of 11
                     Exhibit Index is on page 4.












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Item 5. Other Events.


          On September 2, 1994, Joslyn Corporation, an Illinois corporation (the "Corporation"), and The First National Bank of
Chicago (the "Rights Agent") amended the Rights Agreement, dated as of February 10, 1988 (the "Rights Agreement"), between the
Corporation and the Rights Agent.

          The amendment (i) reduces from 20% to 15% (or, in the case of any person who beneficially owned 15% or more of the Corporation's Common Stock as of September 2, 1994 (an "Existing Holder"), a percentage equal to or greater than the amount beneficially owned by such Existing Holder on September 2, 1994, plus 1% (the "Increased Percentage")), the beneficial ownership threshold that results in a person becoming an "Acquiring Person" under the Rights Agreement and
(ii) reduces from 30% to 15% (or, in the case of an Existing Holder, the Increased Percentage) the percentage of the Corporation's Common Stock sought in a tender offer the commencment of which would result in a distribution of rights under the Rights Agreement. The amendment also (a) provides that the "flip-in" provision under the Rights Agreement is operative immediately once anyone becomes an Acquiring Person (all other triggers to the "flip-in" provision and certain exceptions are deleted), (b) allows the Board of Directors to delay the distribution of rights certificates if any such tender or exchange offer has been commenced so long as no one has become an Acquiring Person and (c) excludes from the definition of "Acquiring Person" anyone who the Board of Directors determines has inadvertently become an Acquiring Person and who promptly divests a sufficient number of shares of the Corporation's Common Stock so as to no longer be an Acquiring Person.

          Copies of the amendment to the Rights Agreement and the press release of the Corporation announcing such amendment are filed as exhibits hereto and incorporated by reference into this Current Report on Form 8-K.


Item 7.   Exhibits.

          4 Amendment to Rights Agreement, dated as of September 2, 1994 between Joslyn Corporation and The First
               National Bank of Chicago, as Rights Agent.

          99   Press Release of the Corporation dated September 2,
               1994.

                              SIGNATURE




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          JOSLYN CORPORATION




                                           By:      L. G. Wolski
                                           Name:   L. G. Wolski
                                           Title:  Executive Vice President





Dated:  September 9, 1994

                            EXHIBIT INDEX




                                                       Sequentially
Exhibit                                                  Numbered
Number             Description of Exhibit                  Page

   4        Amendment to Rights Agreement, dated             5
            as of September 2, 1994 between Joslyn
            Corporation and The First National
            Bank of Chicago, as Rights Agent.

  99        Press Release dated September 2, 1994           11